ASSIGNMENT OF AGREEMENT OF SALE


     CUNNINGHAM GRAPHICS INTERNATIONAL, INC., a corporation of the State of New Jersey with an office located at 629 Grove Street, Jersey City, New Jersey 07310, herein designated as the "Assignor", for and in consideration of the sum of One ($1.00) Dollar and other good and valuable consideration, the receipt whereof is hereby acknowledged, does by these presents assign to CUNNINGHAM GRAPHICS REALTY, L.L.C., a limited liability company of the State of New Jersey, whose principal office is located at 629 Grove Street, Jersey City, New Jersey 07310, herein designated as the "Assignee", any and all rights and obligations under a certain Agreement of Sale dated October 28, 1998 by and between the Assignor and Willco Associates-1, L.L.C., as amended ("Agreement") for the sale and purchase of the premises located at 5 Burma Road, Jersey City, New Jersey ("Premises") together with any and all ancillary documents including a certain Environmental Remediation Agreement dated of even date herewith, in order that title to the Premises shall upon the closing and transfer of title be vested in Cunningham Graphics Realty, L.L.C.

     It being specifically understood and agreed that nothing contained herein shall release Cunningham Graphics from its obligations under the Agreement.



                          CUNNINGHAM GRAPHICS INTERNATIONAL, INC.



                      By: _______________________________________
                          Michael R. Cunningham,
                          President, Chief Executive Officer


                          ACCEPTED:
                          CUNNINGHAM GRAPHICS REALTY, L.L.C.



                      By: _______________________________________
                          Michael R. Cunningham, Managing Member


                          APPROVED:
                          WILLCO ASSOCIATES-1, L.L.C.



                      By: _______________________________________
                          Martin Frankel, Member